Exhibit 10.5

                         REGISTRATION RIGHTS AGREEMENT


     This AGREEMENT is dated as of the 16th day of March, 2005, between the person whose name appears below on the signature page (the "Investor"), and Bodisen Biotech, Inc., a Delaware corporation having its principal executive office at North Part of Xinquia Road, Yang Ling Ag High-Tech Industries Demonstration Zone Yang Ling F4 712100 (the "Company"). Capitalized terms used but not defined herein shall have the meaning provided in the Subscription Agreement (as defined below).

     WHEREAS, the Company has issued and sold certain (1) Convertible Debentures and (2) Warrants convertible or exercisable, as the case may be, in each case into shares of Common Stock of the Company, par value $0.0001 (the "Common Stock"), pursuant to a Securities Subscription Agreement, dated as of March 16, 2005 (the "Subscription Agreement"), between the Investor and the Company.

     WHEREAS, the Company desires to grant to the Investor the registration rights set forth herein with respect to the shares of Common Stock issuable upon conversion of the Convertible Debentures and the shares of Common Stock issuable upon exercise of the Warrants;

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     1. Registrable Securities. As used herein the term "Registrable Security" means any shares of Common Stock (i) issued or issuable in connection with the exercise or conversion, as applicable, of any Warrants or Convertible Debentures issued to the Investor and (ii) issued or issuable with respect to the securities referred to in clause (ii) above by virtue of any stock split, combination, stock dividend, merger, consolidation or other similar event or pursuant to any provision of the Subscription Agreement, Convertible Debentures or Warrants; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), and disposed of pursuant thereto. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security."

     2.  Registration.  The  Company  shall  use  its  best  efforts  to  file a registration statement on Form S-3 pursuant to Rule 415 under the Securities Act, or, in the event that Form S-3 is unavailable to the Company, a registration statement on such other Commission form that is available to the Company (together with any exhibits, amendments or supplements thereto, and any documents incorporated by reference therein, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") within 45 days of the Closing in order to register the resale of the Registrable Securities under the Securities Act. The Company shall use its best efforts to cause the Registration Statement to be declared effective as soon as reasonably practicable and within 90 days after the Closing or, in the event of a review of the Registration Statement by the Commission, within 150 days after the Closing. Once effective, the Company will be required to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable
Securities have been sold, or (ii) the date that all of the Registrable Securities may be freely distributed, sold or otherwise disposed of without restriction or limitation under the Securities Act or other federal securities law (the "Effectiveness Period").
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     3. Liquidated Damages.

          (a) If the Registration Statement is not filed within the period provided under Section 2 hereof, the Company shall pay to each Investor liquidated damages (in addition to the rights and remedies available to each Investor under applicable law, the Subscription Agreement and this Agreement) for the period from and including the first business day following 45 days after the Closing until the date on which such Registration Statement is filed, at a rate per week equal to twenty-five basis points of the total purchase price of the Convertible Debentures and Warrants purchased by such Investor pursuant to the Subscription Agreement. Such liquidated damages shall be payable monthly in cash.

          (b) If the Registration Statement is not declared effective within the period provided under Section 2 hereof, the Company shall pay to each Investor liquidated damages (in addition to the rights and remedies available to each Investor under applicable law, the Subscription Agreement and this Agreement) for the period from and including the first business day following 90 days after the Closing or, in the event of a review of the Registration Statement by the Commission, the first business day following 150 days after the Closing until, but excluding the date on which such Registration Statement is declared effective, at a rate per week equal to twenty-five basis points of the total purchase price of the Convertible Debentures and Warrants purchased by such Investor pursuant to the Subscription Agreement. Such liquidated damages shall be payable monthly in cash.

          (c) If the effectiveness of the Registration Statement lapses at any point during the Effectiveness Period, without such lapse being cured within twenty (20) business days (the "Cure Period") by a post-effective amendment to the Registration Statement, a supplement to the prospectus included in the Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that cures such lapse, then the Company shall pay to each Investor that holds Registrable Securities, Convertible Debentures or Warrants at the time such Cure Period has expired, liquidated damages (in addition to the rights and remedies available to each Investor under applicable law, the Subscription Agreement and this Agreement), for the period from and including the first business day following the expiration of the Cure Period until, but excluding, the earlier of (1) the date on which such failure is cured and (2) the date on which the Effectiveness Period expires, at a rate per week equal to twenty-five basis points of the total purchase price of the Convertible
Debentures and Warrants purchased pursuant to the Subscription Agreement and still held by such Investor. Such liquidated damages shall be payable monthly in cash.

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          (d) In the event that any  failure by the  Company to comply  with its obligations pursuant to Section 2 owes to the failure of the Investor to provide timely responses to reasonable and customary inquiries by the Company for information regarding the Investor necessary for the Company to comply with its obligations under Section 2, then the applicable periods after which the Company is obligated under this Section 3 to pay to the Investor liquidated damages shall be extended for the period of time the Investor fails to provide timely responses to such reasonable and customary inquiries.


     4. Covenants of the Company With Respect to Registration.

     The Company covenants and agrees as follows:

          (a) In connection with any registration filed pursuant hereto, the Company shall, upon the request of the Investor, supply such reasonable number of copies of the Registration Statement (including, without limitation, the exhibits and schedules thereto), preliminary prospectus and prospectus meeting the requirements of the Securities Act (including, without limitation, any and all amendments or supplements thereto), and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Investor to permit the Investor to sell, distribute or otherwise dispose of the Investor's Registrable Securities. The Investors agree that, upon request from the Company, they will supply information regarding themselves, their Registrable Securities and their plan of resale to the Company, and that such Investors and their successors and assigns will promptly notify the Company of any changes in such information, other than sales or transfers of Common Stock.

          (b) The Company shall provide the Investor, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by the Investor or underwriter (each, an "Inspector" and, collectively, the "Inspectors"), the opportunity to review and comment (including reviewing and commenting on relevant documents and agreements) in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto.

          (c) For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, the Company shall make available for inspection at the Company's offices and copying by the Inspectors such financial and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary, in the judgment of the respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          (d) The Company shall promptly notify in writing the Investor, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (i) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (ii) when the Commission notifies the Company whether there will be a "review" of such Registration Statement, (iii) of any comments (oral or written) by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or (iv) of any request by the Commission for any amendments or supplements to such Registration Statement or the prospectus or for additional information.

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          (e) The Company shall  promptly  notify in writing the  Investor,  the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and file it with the Commission promptly following notice of the occurrence of such event to the Investor, the sales or placement agent and the managing underwriter so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

          (f) The Company shall promptly notify in writing the Investor, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of the issuance by the Commission of (i) any stop order issued or threatened to be issued by the Commission or (ii) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and the Company agrees to use its commercially reasonable efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date.

          (g) The Company shall prepare and file with the Commission such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and, if applicable, file any Registration Statements pursuant to Rule 462(b) (or any similar provision then in force) under the Securities Act; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act, with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented. If the Investor so requests, to request acceleration of effectiveness of the Registration Statement from the Commission and any post-effective amendments thereto, if any are filed. If the Company wishes to further amend the Registration Statement prior to requesting acceleration, it shall have five (5) days to so amend prior to requesting acceleration.

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          (h) The Company  shall pay all costs,  fees and expenses in connection with all Registration Statements filed pursuant to this Agreement including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses and the fees and expenses of one counsel to the Investor, not to exceed $5,000; provided, however, that the Investor shall be solely responsible for any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Investor pursuant thereto.

          (i) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states where such registration or qualification is required and an exemption is not available and as are reasonably requested by the Investors of such securities; provided, that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction. The Company shall keep such registration or qualification in effect for so long as the Registration Statement is required to be effective hereunder.

          (j) The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing the securities to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Investor may request a reasonable period of time prior to sales of the securities pursuant to such Registration Statement.

          (k) The Company agrees generally to cooperate with Investors in effecting compliant resale of the Registrable Securities, including comfort and other customary broker agreements and documentations and certificates.

          (l) The Company shall use its best efforts to cause all Registrable Securities covered by the Registration Statement to be registered or qualified with or approved by all other applicable governmental authorities as may be necessary, in the opinion of counsel to the Company and counsel to the Investors, to enable the Investors to consummate the disposition of such Registrable Securities.

          (m) The Company shall supplement or amend the Registration Statement to include in the Registration Statement any additional securities that become Registrable Securities by operation of the definition thereof unless such securities are otherwise registered under the Securities Act.

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
          (n) The Company shall use its best efforts to cause all Registrable Securities included in the Registration Statement to be listed on Nasdaq and each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange or Nasdaq, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

          (o) The Company shall, if reasonably requested by any Investor or if required by law or the Commission or other applicable rule or regulation, promptly incorporate in the Registration Statement such appropriate information as the Investor may reasonably request to have included therein by filing a Form 8-K, or filing a supplement to the prospectus, to reflect any change in the information regarding the Investor, and make all required filings with the Commission in respect of any offer or sale of Registrable Securities or any amendment or supplement to the Registration Statement or related prospectus.

     5. Additional Terms.

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, its agents, trustees and beneficiaries, partners or officers, directors, partners, members and shareholders of the Investor, legal counsel and accountants for the Investor, and each person who controls the Investor within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse the indemnified party under this Section 5(a), for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity described herein shall not apply to any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor.

          (b) To the extent permitted by law, the Investor will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act and legal counsel and accountants for the Company, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in

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reliance upon and in conformity with written information  specifically furnished by the Investor expressly for inclusion in such Registration Statement; and the Investor will reimburse any person intended to be indemnified pursuant to the foregoing, for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity obligation of the Investor hereunder shall not in any event exceed the net proceeds received by the Investor from the offering giving rise to such liability.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to each party; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this paragraph. After notice from an indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this paragraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the first sentence of this paragraph or
(ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the indemnified party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

          (d) If the indemnification provided for above is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as

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is appropriate to reflect the relative  fault of the  indemnifying  party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any other provision of this Section, the Investor shall not be required to contribute, in the aggregate (including any payments made by the Investor pursuant to Section 5(b) or as an Indemnifying Party), any amount in excess of the amount by which the net proceeds received by such Investor from the sale of the shares of the Common Stock issued upon conversion of the Convertible Debenture or sale of the shares of Common Stock issued upon exercise of the Warrants, in each case pursuant to a Registration Statement exceeds the amount of damages which the Investor has otherwise been required to pay be reason of such untrue or alleged untrue statement or alleged omission. The obligation of the Investor obliged to make contribution pursuant to this Section shall be several and not joint.

          (e) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Investor shall impose upon the Investor any obligation to sell the Investor's beneficially owned Registrable Securities.

          (f) The Investor, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Investor receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable, and in any event within thirty (30) days, after such notice; provided however, that no such discontinuation shall be required for consecutive thirty (30) day periods arising out of the same set of facts, circumstances or transactions.

          (g) If the Company fails to keep the Registration Statement referred to above continuously effective during the requisite period, then the Company shall, promptly upon the request of the Investor, use its best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

          (h) The Investor agrees to provide, upon reasonable request by the Company, any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Investor in the Registration Statement or in order to promote compliance by the Company or the Investor with the Securities Act.

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          (i) With a view to making  available  to the  Investor the benefits of
Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company covenants that it shall use commercially reasonable efforts to (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and make and keep "current public information" regarding the Company available, as defined in Commission Rule 144(c) under the Securities Act, (ii) so long as an Investor owns any Registrable Securities, furnish the Investor forthwith upon request a written statement by the Company as to its compliance with the reporting requirements under the Securities Act and the Exchange Act, including compliance with Commission Rule 144(c), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as an Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an Investor to sell any such securities without registration, and (iii) take such further action as the Investor may reasonably request (including providing any information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act), at all times, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A (if available with respect to resales of the Registrable Securities) under the Securities Act, as such rules may be amended from time to time, or (y) any other rules or regulations now existing or hereafter adopted by the Commission.

     6. Governing Law. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of New York, without giving effect to the choice of law rules thereof.

     7. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Investor.

     8. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

     9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or by facsimile, with a hard copy to follow by overnight courier addressed to the parties at the addresses set forth in theSubscription Agreement or such other address as a party may request by notifying the other in writing.

     11. Binding Effect; Benefits. The Investor may assign his, her or its rights hereunder as set forth in the Warrant. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

     12. Remedies. Each Investor, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     13. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to an Investor, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any provision hereof, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by an Investor of any breach or default under this Agreement, or any waiver by an Investor of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in the writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to an Investor, shall be cumulative and not alternative.

     14. Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     15. Transfer of Registration Rights. The rights of the Investor under this Agreement may be transferred or assigned in connection with a transfer of Registrable Securities to any transferee or assignee. Notwithstanding the foregoing, such rights may only be transferred or assigned if all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by the Investor of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

     16. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     17. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


                                      Bodisen Biotech, Inc.


                                      By: ____________________________
                                      Name: __________________________
                                      Its: ___________________________



                                      INVESTOR:

                                      Amulet Limited

                                      By: ____________________________
                                      Name:
                                      Title:

                                                                         Annex A

                              Plan of Distribution

     The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

     o    ordinary   brokerage   transactions  and  transactions  in  which  the
          broker-dealer solicits Investors;

     o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     o    purchases  by  a   broker-dealer   as  principal  and  resale  by  the
          broker-dealer for its account;

     o    an  exchange   distribution  in  accordance  with  the  rules  of  the
          applicable exchange;

     o    privately negotiated transactions;

     o    short sales;

     o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

     o    a combination of any such methods of sale; and

     o    any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

     The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

     The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts  under the Securities  Act.  Discounts,  concessions,  commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. At the time a particular offer of shares is made by the Selling Stockholders, to the extent required, a prospectus will be distributed. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder's business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

     The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                      B-2